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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 16, 1999 relating to the financial statements of VeriTest, Inc., which appears in the Registration Statement on Form S-1 (File No. 333-81233) of Lionbridge Technologies, Inc. as filed with the Securities and Exchange Commission on August 20, 1999.



/s/ PricewaterhouseCoopers LLP

Woodland Hills, California
November 17, 1999